UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Travelers Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2017. THE TRAVELERS COMPANIES, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online and/or download a printable copy at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review the complete proxy materials, which contain important information, before voting. 485 LEXINGTON AVENUE NEW YORK, NY 10017 proxy materials and voting instructions. E20226-P88869-Z69588-Z69589 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 21, 2017 Date: May 18, 2017Time: 9:30 a.m., EDT Location: Hartford Marriott Downtown 200 Columbus Boulevard Hartford, CT 06103

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. E20227-P88869-Z69588-Z69589 Vote In Person: Should you choose to vote these shares in person at the meeting,you must meet the attendance requirements set forth in the Proxy Statement.You will need proof of identification along with either this Notice, your proxy card or proof of ownership. At the meeting you will need to request a ballot to vote these shares. For driving directions to the meeting, please see the "Notice of Internet Availability of Proxy Materials – FAQs" posted at www.travelers.com under "For Investors". Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 16-digit number printed in the Vote By Mail: You can vote by mail only by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : 1. NOTICE AND PROXY STATEMENT2. ANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents,or proxy materials for future shareholder meetings,you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1 and FOR Proposals 2, 4 and 5. 2. Ratification of the appointment of KPMG LLP as The Travelers Companies, Inc. independent registered public accounting firm for 2017. 1. Election of the twelve directors listed below. Nominees: The Board of Directors recommends you vote for ONE YEAR on Proposal 3. 1a. Alan L. Beller 3. Non-binding vote on the frequency of future votes on executive compensation. 1b. John H. Dasburg 1c. Janet M. Dolan 4. 5. Non-binding vote to approve executive compensation. Approve an amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan. 1d. Kenneth M. Duberstein The Board of Directors recommends you vote AGAINST Proposals 6, 7 and 8. 1e. Patricia L. Higgins 6. Shareholder proposal relating to increased disclosure of lobbying, if presented at the Annual Meeting of Shareholders. Shareholder proposal relating to disclosure of a gender pay equity report, if presented at the Annual Meeting of Shareholders. 1f. William J. Kane 1g. Cleve L. Killingsworth Jr. 7. 1h. Philip T. Ruegger III 8. Shareholder proposal relating to disclosure of a diversity report, if presented at the Annual Meeting of Shareholders. 1i. Todd C. Schermerhorn 1j. Alan D. Schnitzer NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1k. Donald J. Shepard 1l. Laurie J. Thomsen E20228-P88869-Z69588-Z69589 Voting Items

E20229-P88869-Z69588-Z69589

To:   Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

By now, you also should have received an email with a link that allows you to view or download the following materials online: (1) the 2016 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated March 31, 2017.  Please refer to these materials when voting your shares.

If you have not received the e-mail regarding the Annual Report and the Proxy Statement, you may view or download them online at www.proxyvote.com.  Also, you may request paper copies of both documents by sending an e-mail to Bob Bradshaw in Hartford or Amy Tauzell in Saint Paul.  Please include your full name and mail code in the request.

March 31, 2017

THE TRAVELERS COMPANIES, INC.

2017 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT VOTING INSTRUCTIONS FOR PARTICIPANTS IN

THE TRAVELERS COMPANIES, INC.

401(k) SAVINGS PLAN

Dear Participant,

As described in the proxy statement, the annual meeting of shareholders of The Travelers Companies, Inc. (the “Company”) will be held on May 18, 2017 at 9:30 a.m., Eastern Daylight Time, at the Harford Marriott Downtown, 200 Columbus Boulevard, Hartford, CT 06103 (“Annual Meeting”).  The purpose of the Annual Meeting is to consider and to vote upon the following matters:

•                 Election of the 12 directors listed in the proxy statement.

•                 Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for 2017.

•                 Non-binding vote on the frequency of future votes on executive compensation.

•                 Non-binding vote to approve executive compensation.

•                 Approve an amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan.

•                 Shareholder proposal relating to increased disclosure of lobbying, if presented at the Annual Meeting.

•                 Shareholder proposal relating to disclosure of a gender pay equity report, if presented at the Annual Meeting.

•                 Shareholder proposal relating to disclosure of a diversity report, if presented at the Annual Meeting.

•                 Consideration of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please read the proxy statement as it contains important information concerning these matters.

The enclosed proxy card identifies the number of shares you are entitled to vote within the Company’s 401(k) Savings Plan (“Savings Plan”).  If you are also a shareholder of record, the number of shares you own of record on the books of our stock transfer agent, Wells Fargo Bank, N.A., is shown separately on the proxy card after the words “Travelers Common.”

Savings Plan

If you are a participant in the Savings Plan, you are entitled to vote shares of Company common stock held in the Savings Plan for your account as of the record date, March 21, 2017.  To vote shares held in the Savings Plan for your account (which includes a Common Stock Fund), you must direct the trustee, Fidelity Management Trust Company, how to vote the shares.

Voting Instructions

The enclosed proxy card will serve as voting instructions to the trustee for the shares held for you through the Savings Plan.  Alternatively, you may direct the trustee how to vote by using the same telephone or Internet voting procedures described on the enclosed proxy card.  Your voting directions will be kept confidential.

All voting instructions for shares held for you under the Savings Plan, whether transmitted by mail, telephone or Internet, must be received no later than 11:59 P.M. Eastern Daylight Time on May 16, 2017, in order to be processed in a timely manner.

•                 If your voting instructions with respect to shares held for you under the Savings Plan are not received by 11:59 P.M. Eastern Daylight Time on May 16, 2017, the trustee will vote shares held for you under the Savings Plan in the same proportion as shares for which voting directions from other participants have been received by the trustee.

Questions regarding the voting of Company stock held in the Savings Plan should be directed to me at (651) 310-6748.

Sincerely,

Wendy C. Skjerven Corporate Secretary

To:  Former Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

In addition, enclosed are the following materials: (1) the 2016 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated March 31, 2017.  You may also view or download these materials online at www.proxyvote.com.  Please refer to these materials when voting your shares.

March 31, 2017